EXHIBIT 10.7

                             SUBORDINATED GUARANTEE

                  SUBORDINATED GUARANTEE dated as of September 13, 2002 (this "GUARANTEE"), made by each of the signatories hereto (the "GUARANTORS") in favor of MORGAN STANLEY SENIOR FUNDING, INC. ("MSSF"), both individually and as Administrative Agent, in its capacity as such (the "BRIDGE AGENT"), Wachovia INVESTORS, INC. (formerly known as First Union Investors, Inc.) and CIBC INC. (collectively, the "BRIDGE LENDERS"), as the lenders under the Bridge Financing Agreement dated as of August 1, 2000, as amended as of the date hereof and as may be further amended, amended and restated, supplemented or modified from time to time, (the "BRIDGE AGREEMENT"), between CHOICE ONE COMMUNICATIONS, INC., a Delaware corporation (the "BORROWER") and the Bridge Lenders.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the Third Amended and Restated Credit Agreement, as previously amended and amended and restated as of the date hereof, and as may be further amended, amended and restated, supplemented or modified from time to time (the "SENIOR CREDIT AGREEMENT"), among the Borrower, as guarantor, the Guarantors, as borrowers, Wachovia Investors, Inc. (formerly known as First Union Investors, Inc.), as administrative agent (the "SENIOR AGENT"), General Electric Capital Corporation, as syndication agent, and Morgan Stanley Senior Funding, Inc., as documentation agent and the other lenders party thereto (the "SENIOR LENDERS"), the Senior Lenders have agreed to provide a portion of the Term C Loans (as defined therein) under the Senior Credit Agreement (the "NEW LOANS") to the Guarantors, as borrowers, upon the terms and subject to the conditions set forth in the Senior Credit Agreement;

                  WHEREAS, each Guarantor is a domestic subsidiary of the Borrower;

                  WHEREAS, in order to allow for the New Loans, the consent and waiver of the Bridge Lenders is required to amend the Bridge Agreement;

                  WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and the Borrower and each Guarantor will derive substantial direct and indirect benefit from the New Loans;

                  WHEREAS, the Borrower, the Guarantors, the Bridge Lenders, the Bridge Agent, the Senior Lenders and the Senior Agent have entered into an Intercreditor Agreement, dated as of the date hereof (the "INTERCREDITOR AGREEMENT"); and

                  WHEREAS, it is a condition precedent to the obligation of the Bridge Lenders to amend the Bridge Agreement to allow for the New Loans, that the Guarantors shall have executed and delivered this Guarantee to the Bridge Lenders.

                  NOW, THEREFORE, in consideration of the premises and to induce the Bridge Lenders to give the consents and waivers necessary to amend the Bridge Agreement, the Guarantors hereby agree with the Bridge Lenders, as follows:


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1.  DEFINED TERMS.  (a)  Unless otherwise defined herein, terms defined in the Bridge Agreement and used herein shall have the meanings given to them in the Bridge Agreement.

(b) As used herein, the term "LIMITED SUBSIDIARY" means, as of any date of determination, either Choice One Communications of Pennsylvania Inc., a Delaware corporation, Choice One Communications of Ohio Inc., a Delaware corporation, or US Xchange of Indiana, L.L.C., a Delaware limited liability company, and "LIMITED SUBSIDIARIES" means all of such entities; PROVIDED, that each entity shall cease to be a Limited Subsidiary upon receipt by such entity (with a copy to the Bridge Agent) of authorization by each applicable PUC to guarantee the Obligations as provided hereunder.

(c) As used herein, the term "OBLIGATIONS" means the collective reference to the unpaid principal of and interest on the Rollover Notes and all other obligations and liabilities of the Borrower to the Bridge Lenders that may arise under, out of, or in connection with, the Bridge Agreement, the other Loan Documents or any other documents made, delivered or given in connection therewith (including, without limitation, interest accruing at the then applicable rate provided in the Bridge Agreement after the maturity of the Rollover Notes and interest accruing at the then applicable rate provided in the Bridge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Bridge Lenders that is required to be paid by the Borrower or any Guarantor pursuant to the terms of the Bridge Agreement or any other Loan Document).

(d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section references are to Sections of this Guarantee unless otherwise specified.

(e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. GUARANTEE. (a) Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to each of the Bridge Lenders the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

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(c) All of the Guarantors shall be jointly and severally liable for the guarantees of the Obligations, and references to the Guarantors with respect to the guarantees of the Obligations or any portion thereof shall mean each Guarantor on a joint and several basis; PROVIDED that notwithstanding anything else herein to the contrary, the guarantees of the Obligations made by any Limited Subsidiary, while designated a Limited Subsidiary, shall expire on the date that is 364 days after the date hereof (the "END DATE") and PROVIDED FURTHER that notwithstanding anything else herein to the contrary, unless each Limited Subsidiary has received the PUC Authorizations set forth in Section 5.14 of the Bridge Agreement by the End Date, all of the Obligations of the Company shall become due and payable on the End Date pursuant to the Bridge Agreement.

(d) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) that may be paid or incurred by the Bridge Lenders in enforcing any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee, or obtaining advice of counsel in respect thereof. This Guarantee shall remain in full force and effect until the Obligations are paid in full and any commitments under the Bridge Agreement are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

(e) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Bridge Lenders hereunder.

(f) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person, or received or collected by the Bridge Lenders from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full and the Commitment is terminated.

3. INTERCREDITOR AGREEMENT. Notwithstanding anything in this Guarantee to the contrary, expressed or implied, this Guarantee is subject to the terms of the Intercreditor Agreement. To the extent that any provision of this Guarantee conflicts with the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall be controlling.

4. SECURITY. The Guarantors agree to enter into and keep in full force and effect, subject to the terms thereof, the Bridge Security Agreement and the Bridge Pledge Agreement to secure the obligations of the Guarantors under this Guarantee.

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5. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a
Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 6 hereof. The provisions of this Section 4 shall in no respect limit the obligations and liabilities of any Guarantor to any of the Bridge Lenders, and each Guarantor shall remain liable to each of the Bridge Lenders for the full amount guaranteed by such Guarantor hereunder.

6. RIGHT OF SET-OFF. Each Guarantor hereby irrevocably authorizes each of the Bridge Lenders at any time and from time to time following the occurrence and during the continuance of an Event of Default without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, upon any amount becoming due and payable by such Guarantor hereunder (whether at stated maturity, by acceleration or otherwise) to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, due or to become due, at any time held or owing by the Bridge Lenders to or for the credit or the account of such Guarantor. The Bridge Lenders shall notify such Guarantor promptly of any such set-off and the appropriation and application made by any of the Bridge Lenders, PROVIDED, that the failure to give such notice shall not affect the validity of such set-off and application.

7. NO GUARANTOR SUBROGATION. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or appropriation and application of funds of any of the Guarantors by the Bridge Lenders, no Guarantor shall be entitled to be subrogated to any of the rights of the Bridge Lenders against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any of the Bridge Lenders for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to each of the Bridge Lenders by the Borrower on account of the Obligations are paid in full and the Commitment is terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for each of the Bridge Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Bridge Lenders in the exact form received by such Guarantor (duly indorsed by such Guarantor to each of the Bridge Lenders, if required), to be applied against the Obligations, whether due or to become due, in such order as the Bridge Lenders may determine.

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8. WAIVERS; AMENDMENTS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Bridge Lenders may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Bridge Lenders, and the Bridge Agreement, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Bridge Lenders may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Bridge Lenders for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Bridge Lenders shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Bridge Lenders may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by any of the Bridge Lenders to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any of the Bridge Lenders against any of the Guarantors. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

9. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, contraction, incurrence, renewal, extension, amendment, waiver or accrual of any of the Obligations, and notice of or proof of reliance by the Bridge Lenders upon this Guarantee or acceptance of this Guarantee, the Obligations or any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, waived or accrued, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Bridge Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Bridge Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Bridge Lenders, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Borrower against the Bridge Lenders or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance.

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When pursuing its rights and remedies hereunder against any Guarantor,each of the Bridge Lenders may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any of the Bridge Lenders to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Bridge Lenders against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit each of the Bridge Lenders, and its successors, indorsees, transferees and assigns, until the Obligations are paid in full and any commitments under the Bridge Agreement are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

10. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or must otherwise be restored or returned by the Administrative Agent or any of the Bridge Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made, and, if prior thereto, this Guarantee shall have been canceled or surrendered (and if any Lien or collateral securing the Guarantors' liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guarantee (and such Lien or collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantors in respect of the amount of such payment (or any Lien or collateral securing such Obligation)..

11. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Bridge Lenders without set-off or counterclaim in lawful money of the United States in Federal or other immediately available funds to the Bridge Agent for the account of the Bridge Lenders.

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12. REPRESENTATIONS AND WARRANTIES; COVENANTS. (a) Each Guarantor hereby represents and warrants that the representations and warranties set forth in
Article 3 of the Bridge Agreement, as they relate to such Guarantor or the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference subject to the Schedules delivered pursuant to the Bridge Agreement, are true and correct as of the date hereof as if fully set forth herein, and each of the Bridge Lenders shall be entitled to rely on each of them as if they were fully set forth herein, except for any representations and warranties made as of an earlier date, which representations and warranties shall be true and correct in all material respects as of such earlier date.

(b) Each Guarantor hereby covenants and agrees with the Bridge Lenders that, from and after the date of this Guarantee until the Obligations are paid in full and any commitments under the Bridge Agreement are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations, such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that the Borrower is not in violation of any provision, covenant or agreement contained in Article 5 or 6 of the Bridge Agreement, and so that no Default or Event of Default, is caused by any act or failure to act of such Guarantor.

13. NOTICES. All notices, requests and demands pursuant hereto shall be made in accordance with Section 9.01 of the Bridge Agreement, PROVIDED, that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at the notice address set forth under its signature below.

14. COUNTERPARTS. This Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with each of the Bridge Lenders.

15. FAX TRANSMISSION. A facsimile, telecopy or other reproduction of this Guarantee may be executed by one or more parties hereto, and an executed copy of this Guarantee may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission devise pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Guarantee as well as any facsimile, telecopy or other reproduction hereof.

16. SEVERABILITY. If any provision of this Guarantee is invalid, illegal or unenforceable in any jurisdiction then, to the fullest extent permitted by law,
(i) such provision shall, as to such jurisdiction, be ineffective to the extent (but only to the extent) of such invalidity, illegality or unenforceability,
(ii) the other provisions of this Guarantee shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bridge Lenders in order to carry out the intentions of the Guarantors as nearly as may be possible and (iii) the invalidity, illegality or unenforceability of any such provision in any jurisdiction shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

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17.  INTEGRATION.  This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof, except as set forth in the Intercreditor Agreement, and there are no promises or representations by the Bridge Lenders relative to the subject matter hereof not reflected herein.

18. HEADINGS. The Section headings used in this Guarantee are for convenience of reference only and are not part of this Guarantee and shall not affect the construction of, or be taken into consideration in interpreting, this Guarantee.

19. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Bridge Lenders and their successors and assigns, except that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent each of the Bridge Lenders.

20. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

21. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. This Guarantee shall be construed in accordance with and governed by the law of the State of New York.

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(a) Each of the Guarantors irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee or any other Loan Document shall affect any right that any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against any Guarantors or their respective properties in the courts of any jurisdiction.

(b) Each of the Guarantors irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee or any other Loan Document in any court referred to in subsection (b) of this Section. Each party hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such suit, action or proceeding in any such court.

(c) Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Bridge Agreement. Nothing in this Guarantee or any other Loan Document will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.

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                  IN WITNESS WHEREOF, each of the undersigned has caused this
Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


               GUARANTORS:

                        CHOICE ONE COMMUNICATIONS OF NEW YORK INC.
                        CHOICE ONE COMMUNICATIONS OF PENNSYLVANIA INC. CHOICE ONE COMMUNICATIONS OF MASSACHUSETTS INC. CHOICE ONE COMMUNICATIONS INTERNATIONAL INC. CHOICE ONE COMMUNICATIONS OF RHODE ISLAND INC. CHOICE ONE COMMUNICATIONS OF CONNECTICUT INC. CHOICE ONE COMMUNICATIONS OF MAINE INC.
                        CHOICE ONE OF NEW HAMPSHIRE INC.
                        CHOICE ONE COMMUNICATIONS OF OHIO INC.
                        CHOICE ONE COMMUNICATIONS OF VERMONT INC.
                        CHOICE ONE ONLINE INC.
                        CHOICE ONE COMMUNICATIONS OF VIRGINIA INC.
                        CHOICE ONE COMMUNICATIONS SERVICES INC.
                        US XCHANGE INC.
                        US XCHANGE OF INDIANA, L.L.C.
                        US XCHANGE OF ILLINOIS, L.L.C.
                        US XCHANGE OF WISCONSIN, L.L.C.
                        US XCHANGE OF MICHIGAN, L.L.C.


                        By: /s/ Ajay Sabherwal
                           -------------------------------------------------
                        Name: Ajay Sabherwal
                        Title: Executive Vice President
                               & Chief Financial Officer



                        Address for Notices for each Guarantor:

                        c/o Choice One Communications Inc.
                        1 HSBC Plaza
                        100 Chestnut Street, Suite 600
                        Rochester, New York, 14604